As filed with the Securities and Exchange Commission on February 21, 2017

33 Act File No. 033-75116

40 Act File No. 811-08352

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 45	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 45	☒

(Check appropriate box or boxes.)

LKCM FUNDS

(Exact Name of Registrant)

c/o Luther King Capital Management

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

(Address of Principal Executive Office)

Registrant’s Telephone Number (817) 332-3235

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, Milwaukee, WI 53202

(Name and Address of Agent for Service)

Copy to:

Kathy Kresch Ingber, Esq.

K&L Gates LLP

1601 K. Street, N.W.

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on May 1, 2017 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Investing in More than Monetary Values

PROSPECTUS

May 1, 2017

LKCM Aquinas Catholic Equity Fund
(AQEIX)

LKCM Aquinas Catholic Equity Fund follows the socially responsible investing guidelines set forth by the United States Conference of Catholic Bishops to incorporate Catholic Values into the investment process.

www.aquinasfunds.com

This Prospectus contains information you should consider before you invest in the LKCM Aquinas Catholic Equity Fund. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RECENT CHANGES TO THE FUND

Effective as of the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund, each formerly a series of LKCM Funds (the “Trust”), were reorganized into the LKCM Aquinas Value Fund, another series of the Trust. Immediately thereafter, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and the LKCM Aquinas Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, changed to the investment strategies and operating expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund as further described herein. Financial and other historical information presented herein for periods prior to August 1, 2016 reflect the operations of the LKCM Aquinas Value Fund, and all other information presented herein reflects the operations of the LKCM Aquinas Catholic Equity Fund.

SUMMARY SECTION

LKCM AQUINAS CATHOLIC EQUITY FUND

(previously known as the LKCM Aquinas Value Fund)

Investment Objective:  The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses(1)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.10%
Other Expenses	[ ]%

Total Annual Fund Operating Expenses	[ ]%
Fee Waiver and/or Expense Reimbursement(2)	[ ]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.00%

(1)	The expense information in the table has been restated to reflect current expenses.
(2)	Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through [April 30, 2018] in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through [April 30, 2018]). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in companies the Adviser believes are likely to have above-average growth in revenues and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations. The Fund may invest in equity securities of small, mid and large capitalization companies, including dividend paying securities.

The Fund seeks to invest in the equity securities of high quality companies, as determined by the Adviser, that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, and/or strong market share positions. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Catholic Guidelines”). The Fund’s investment approach incorporates the

1

Catholic Guidelines through a combination of screening portfolio companies based on criteria set forth in the Catholic Guidelines, dialogue with companies whose policies and practices conflict with the Catholic Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Catholic Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Catholic Guidelines, the Adviser may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund also is subject to the following principal risks:

•	Catholic Values Investing Risk – Since the Fund practices socially responsible investing within the framework provided by the Catholic Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

•	Dividend Paying Securities Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund.

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to market risks and significant fluctuations in value. The Fund’s investments in equity securities may include ADRs, common stocks, securities convertible into common stock (“convertible securities”), preferred stocks, REITs, rights and warrants.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, capital restrictions, less government regulation, less publicly available information, increased price volatility, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – The value of an issuing company’s common stock may rise or fall as a result of factors affecting the issuing company, other companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Convertible Securities – Convertible securities are subject to the risk that the credit standing of the issuer or the value of the underlying common stock may decline and have an adverse effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates and may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

Preferred Stock – Preferred stocks are sensitive to both movements in interest rates and the equity markets. Preferred stocks may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure of a REIT to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.

Rights and Warrants – Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•	Growth Securities Risk – Growth securities may be more sensitive to company earnings and more volatile than the market in general. There is a risk the Fund may be incorrect in its assessment of a company’s potential for growth and the company does not grow as anticipated. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

2

•	Large Cap Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain or maintain high growth rates during periods of economic expansion.

•	Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the value of the issuer’s business and assets.

•	Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may also be more sensitive to changes in interest rates, which are currently near historic lows, borrowing costs and earnings. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

•	Value Securities Risk – The Fund may incorrectly assess the relative value of a company and value investments are subject to the risk that their intrinsic value may never be realized by the market. This may result in the securities’ prices remaining undervalued for extended periods of time. Different investment styles may shift in and out of favor depending on market conditions and investor sentiment.

The Fund’s investment in value investments could underperform growth or non-value investments.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an index of funds with similar investment objectives (as determined by Lipper, a division of Broadridge Financial Solutions, Inc.). The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies. The bar chart and the tables below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.aquinasfunds.com or by calling the Fund toll-free at 1-800-423-6369.

Calendar Year Returns as of 12/31

[            ]

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

16.73%	2nd quarter, 2009
-27.46%	4th quarter, 2008

3

Average Annual Total Returns for Periods Ended December 31, 2016

	1 Year		5 Years		10 Years
Return Before Taxes	[	]%	[	]%	[	]%
Return After Taxes on Distributions	[	]%	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(1)	[	]%	[	]%	[	]%
Lipper Large-Cap Value Funds Index (reflects no deduction for taxes)(1)	[	]%	[	]%	[	]%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	[	]%	[	]%	[	]%
Lipper Large-Cap Core Funds Index (reflects no deduction for taxes)(1)	[	]%	[	]%	[	]%

(1)	Prior to August 1, 2016, the Fund’s benchmark indices were the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index. The Fund changed its benchmark indices to the S&P 500® Index and the Lipper Large-Cap Core Funds Index on August 1, 2016 because these indices better reflect the Fund’s principal investment strategies from that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Paul W. Greenwell	Principal, Vice President and Portfolio Manager	Since Inception in 2005
Gary G. Walsh, CFA, CPA	Principal, Vice President and Portfolio Manager	Since 2016
Michael C. Yeager, CFA, CPA	Vice President and Director of Research	Since 2010
R. Todd Truitt, CFA	Vice President, Portfolio Manager and Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-423-6369. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

ADDITIONAL INFORMATION REGARDING THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.

The Fund seeks to achieve its investment objective by primarily choosing investments that Luther King Capital Management Corporation (“Adviser”) believes are likely to have above-average growth in revenue or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies that the Adviser believes have attractive relative valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants. The Fund may invest in equity securities of small, mid and large capitalization companies, including dividend paying securities.

The Adviser’s primary strategy in managing the Fund is to identify companies it believes are high quality that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, and/or strong market share positions.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Catholic Guidelines”). The Fund’s investment approach incorporates the Catholic Guidelines through a combination of screening portfolio companies based on criteria set forth in the Catholic Guidelines, dialogue with companies whose policies and practices conflict with the Catholic Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Catholic Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Catholic Guidelines, the Adviser may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.

The Fund has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes the 80% investment policy described above. The Fund’s investment objective is non-fundamental, which means that it may be changed by action of the Board of Trustees of the Trust without shareholder approval.

DISCUSSION OF INVESTMENT APPROACH

The Adviser follows an equity investment approach grounded in the fundamental analysis of individual companies and comprised of two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will typically exhibit a number of the following characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, strong market share positions, attractive reinvestment opportunities, ability to generate excess cash flow after capital expenditures, and/or management with a meaningful ownership stake in the company. Both qualitative as well as quantitative factors are important criteria in the investment analysis.

To respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position, during which it generally would invest in cash, time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.

ADDITIONAL INFORMATION REGARDING THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund entails risks. You should be aware that you may lose money by investing in the Fund and the Fund’s performance could trail that of other investment alternatives. There is no assurance that the Fund will meet its investment objective. Additional principal risks of investing in the Fund are described below.

Catholic Values Investing Risk:	Since the Fund practices socially responsible investing within the framework provided by the Catholic Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Dividend Paying Securities Risk:	Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund. Dividend paying stocks also may not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

5

Equity Securities Risk:	Funds that invest in equity securities are subject to market risks and significant fluctuations in price. The Fund’s investments in equity securities may include equity securities such as ADRs, common stocks, securities convertible into U.S. common stocks (“convertible securities”), preferred stocks, REITs, rights and warrants. Investing in such securities may expose the Fund to additional risks.

• ADRs. ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations, capital restrictions, increased price volatility, and political and financial instability in the home country of an issuer of the underlying ADR. In addition, foreign companies may use different accounting and financial standards. Such events could negatively affect the value of the Fund’s shares. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

• Common Stock. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A common stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s common stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to the issuing company’s debt securities and preferred stock upon the dissolution or bankruptcy of the issuing company.

• Convertible Securities. The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. Convertible securities may be subject to general market risk, credit risk and interest rate risk.

• Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

6

• REITs. Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure by a REIT to qualify for tax-free pass through of net income and net realized gains and exemption from registration as an investment company. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on the Fund. REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.

• Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Rights and warrants can provide a greater potential for losses than an equivalent investment in the underlying security.

Growth Securities Risk:	Growth securities may be more sensitive to company earnings and more volatile than the market in general. There is a risk that the Fund may be incorrect in its assessment of a company’s potential for growth and the company does not grow as anticipated. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Inflation Risk:	Stocks and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks and other securities.

Investment Risk:	An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Large Cap Risk:	The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk:	Markets may at times be volatile and the value of the Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Turbulence in financial markets and reduced liquidity may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as continuing to raise interest rates, could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Terrorism and other geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock

7

prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mid Cap Risk:	Investments in mid capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Additionally, mid capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, which are near historic lows, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Security Selection Risk:	Securities selected by the Adviser may perform differently than the overall market or may not meet the Adviser’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Small Cap Risk:	Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, which are near historic lows, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Value Securities Risk:	The Fund may incorrectly assess the value of a company and value investments are subject to the risk that their intrinsic value may never be realized by the market. This may result in the securities’ prices remaining undervalued for extended periods of time. Different investment styles may shift in and out of favor depending on market conditions and investor sentiment. The Fund’s value investments could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

PORTFOLIO HOLDINGS INFORMATION

The Fund makes available its top ten and complete portfolio holdings on its website at www.aquinasfunds.com on a quarterly basis. The top ten and complete portfolio holdings information is generally available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Statement of Additional Information is available by contacting the Fund at 1-800-423-6369 or at www.aquinasfunds.com.

MANAGEMENT

INVESTMENT ADVISER

Luther King Capital Management Corporation (the “Adviser”), 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Fund. The Adviser was founded in 1979 and provides investment management services to investment companies, employee benefit plans, endowment funds, foundations, estates, trusts, high net-worth individuals, and private investment funds. As of December 31, 2016, the Adviser had approximately $13.1 billion in assets under management.

Under an Investment Advisory Agreement with the Fund, the Fund pays the Adviser an advisory fee calculated by multiplying a quarterly rate (equal on an annual basis to 0.90%) by the Fund’s average daily net assets during the quarter. The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses through [April 30, 2018] to the extent necessary to keep the total operating expenses for the Fund from exceeding a specified cap as a percentage of the Fund’s average daily net assets. Prior to August 1, 2016, the contractual expense cap was 1.50% of the Fund’s average daily net assets. Effective August 1, 2016, the contractual expense cap decreased to 1.00% of the Fund’s average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated only with the consent of the Board of Trustees.

The contractual advisory fees and actual advisory fees paid by the Fund net of waivers for the fiscal year ended December 31, 2016 were 0.90% and 0.48%, respectively.

8

Any fee waiver or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Fund is available in the most recent semi-annual report to shareholders for the period ending June 30.

PORTFOLIO MANAGERS

Paul W. Greenwell is the lead portfolio manager of the Fund and oversees the investment team responsible for the Fund. Mr. Greenwell joined the Adviser in 1983 and serves as Principal, Vice President and Portfolio Manager. Mr. Greenwell graduated with a Bachelor of Science from the University of Missouri.

Gary G. Walsh, CFA, CPA, is a member of the investment team responsible for the Fund. Mr. Walsh joined the Adviser in 1994 and serves as Principal, Vice President and Portfolio Manager. Mr. Walsh graduated with a Bachelor of Business Administration from Southern Methodist University and a Masters of Business Administration from Texas Christian University.

Michael C. Yeager, CFA, CPA, is a member of the investment team responsible for the Fund. Mr. Yeager joined the Adviser in 2001 and serves as Vice President and Director of Research. Mr. Yeager graduated with a Bachelor of Business Administration and a Masters of Business Administration from Texas Christian University.

R. Todd Truitt, CFA, is a member of the investment team responsible for the Fund. Mr. Truitt joined the Adviser in 2001 and serves as Vice President, Portfolio Manager and Analyst. Mr. Truitt graduated with a Bachelor of Business Administration from Texas Christian University and a Masters of Business Administration from Northwestern University’s Kellogg Graduate School of Management.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of shares of the Fund.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the Financial Industry Regulatory Authority, distributes the Fund’s shares.

DISTRIBUTION PLAN

The Fund has adopted an Adviser Class distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (the “Distribution Plan”) that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Distribution Plan authorizes the Fund to annually pay up to 1.00% of its average daily net assets for distribution and other services. Also, the Distribution Plan allows the Fund to finance with Fund assets activities that promote the sale and retention of Fund shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders. Effective August 1, 2016, the Board of Trustees has authorized a fee of 0.10% of the average daily net assets of the Fund under the Distribution Plan (prior to August 1, 2016, the Fund paid an annual fee of 0.25% of its average daily net assets). Because the fees are paid out of the Fund’s assets on an ongoing basis, the fees paid can increase the cost of your investment and could cost you more than paying other types of sales charges.

PURCHASE OF SHARES

You may purchase shares of the Fund at the net asset value (“NAV”) per share next determined after receipt of the purchase order. The Fund normally determines NAV as of the scheduled close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern time) each day that the NYSE is scheduled to be open for business.

INITIAL INVESTMENTS

The Fund is offered for purchase through financial intermediaries who have entered into agreements with the Fund’s distributor, directly from LKCM Funds and from certain other distribution channels. The policies that apply to the purchase of Fund shares directly through the Fund’s transfer agent are discussed below. If you establish an account with a broker-dealer or other financial intermediary, ask them for information on how to purchase, sell and exchange Fund shares. Your broker-dealer or other financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your financial intermediary for information regarding how to purchase, exchange and redeem shares and applicable fees.

Through Your Financial Adviser.  You may invest in shares of the Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Fund has authorized certain broker-dealers and other financial intermediaries to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may also designate intermediaries to receive Fund orders on their behalf. The

9

Fund is deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee or financial intermediary receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer, its designee or financial intermediary. Your broker-dealer or other financial intermediary is responsible for transmitting orders to be received by the Fund in proper form and in a timely manner.

By Mail.  You may open an account directly with the Fund’s transfer agent by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Fund or the Transfer Agent.

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – LKCM Aquinas Catholic Equity Fund	LKCM Funds – LKCM Aquinas Catholic Equity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Once the Fund receives and accepts your Account Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check or electronic funds transfer through the Automated Clearing House (“ACH”) network and soon after make a redemption request, the Fund will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 calendar days). The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. Payment should be made by check in U.S. Dollars drawn on a U.S. bank, or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Fund, as well as a service charge imposed by the Transfer Agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, when you open an account directly with the Fund, please note that the Transfer Agent will verify certain information on your Account Registration Form as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Broker-dealers and other financial intermediaries also are required to comply with the USA PATRIOT ACT and, as a result, may request similar information when you open an account. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-423-6369 if you need additional assistance when completing your Account Registration Form.

If the Fund does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire.  You may purchase shares of the Fund by wiring federal funds ($2,000 minimum). If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received and processed a completed Account Registration Form from you. You can mail or overnight deliver your Account Registration Form to the Transfer Agent. Upon receipt of your completed Account Registration Form, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by the time as of which the NAV is calculated in order to receive the same day’s NAV. Your bank must include both the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC

Account #112-952-137

For further credit to LKCM Funds

LKCM Aquinas Catholic Equity Fund

[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Fund and the custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

10

SUBSEQUENT INVESTMENTS

By Mail or Wire.  You may make additional investments at any time (minimum subsequent investment $500) by mailing a check payable to LKCM Funds to the address noted in the section entitled “Initial Investments – By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-423-6369 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone.  To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Fund toll free at 1-800-423-6369 to move money, in the amount of $500 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. For security reasons, requests by telephone may be recorded. Shares of the Fund will be purchased in your account at the NAV next determined after your order is placed. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

If you purchased shares of the Fund through a financial intermediary, you must contact your financial intermediary for information concerning how to effect subsequent investments in the Fund’s shares.

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program (the “Program”) permits investors that own shares of the Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into the Fund, on a monthly or quarterly basis. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the Program, please contact the Transfer Agent five days prior to the effective date. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Program, please call 1-800-423-6369.

RETIREMENT PLANS AND ACCOUNTS

The Fund makes available individual retirement accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans and accounts is available by calling the Fund at 1-800-423-6369 (option 1). The Transfer Agent charges an annual fee of $15 for maintaining each plan and account, which is in addition to other fees and expenses payable to the Fund or Transfer Agent as described herein. Investors should consult with their own tax advisers before establishing a retirement plan or account.

OTHER PURCHASE INFORMATION

The Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

POLICY ON PROHIBITION OF FOREIGN SHAREHOLDERS

Shares of the Fund have not been registered for sale outside of the United States. Accordingly, the Fund generally requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

UNCLAIMED PROPERTY

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

11

HOUSEHOLDING

In an effort to decrease costs, the Fund may reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believe are from the same family or household. If implemented, and if you would like to discontinue householding for your accounts, please call toll-free at 1-800-423-6369 to request individual copies of these documents. Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

If you hold your Fund shares through a financial intermediary, your financial intermediary’s document policies with apply. Please contact your financial intermediary for further information.

MARKET TIMING POLICY

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV may not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of the Fund, which will be borne by all fund shareholders.

The Fund is typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Fund by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent market timing activities in the Fund. To discourage market timing, the Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase, except on shares held in separately managed accounts of the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Fund, provided such waivers are reported to the Board of Trustees. In addition, the Fund may temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Fund believes have engaged in market timing practices and which may have an adverse impact on the Fund. The Fund will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Fund, uses the exchange privilege excessively.

The Fund and/or the Adviser monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Fund or the Adviser. The Transfer Agent may reject any purchase or exchange order, in whole or in part, including trading that the Fund or the Adviser believes may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handle, there can be no assurance that the efforts of the Fund or the Adviser will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Fund or the Adviser to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Fund and the Adviser attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into agreements with certain financial intermediaries that generally require them to provide the Fund with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Fund has not entered into such agreements, the Fund treats such intermediaries as individual shareholders for purposes of the Fund’s market timing and redemption fee policies. However, there can be no assurance that the Fund or the Adviser will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

EXCHANGING SHARES

Exchanges of all or a portion of your investment from one Fund to another LKCM Fund may be made. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee, except on shares held in separately managed accounts of the Adviser or as otherwise determined by the Fund in its discretion. The Transfer Agent charges a $5 fee for each exchange via telephone. Call the Fund to learn more about exchanges. If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Therefore, the Fund may terminate,

12

without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

REDEMPTION OF SHARES

You may redeem shares of the Fund by contacting your financial advisor, by mail or, if authorized, by telephone or wire. The Fund does not charge a fee for making redemptions, except that the Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase unless such shares are held in separately managed accounts of the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Fund, provided such waivers are reported to the Board of Trustees. If you purchased your shares through a broker-dealer or other financial intermediary, please contact your broker-dealer or financial intermediary for information regarding how to sell your shares.

By Mail.  You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – LKCM Aquinas Catholic Equity Fund	LKCM Funds – LKCM Aquinas Catholic Equity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

After your request is in “good order,” the Fund will redeem your shares at the next NAV. To be in “good order,” redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees.  To protect your account, the Fund and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Fund to verify the identity of the person that has authorized a redemption from an account. Signature guarantees, from either a Medallion program member or a non-Medallion program member, are required for (1) redemptions where the proceeds are payable or sent to any person, address or bank account not on record, (2) share transfer requests and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 calendar days. In addition to the situations described above, the Fund and/or the Transfer Agent reserves the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature guarantee requirement in its discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor. Please contact the Fund at 1-800-423-6369 (option 1) for further details.

By Telephone.  If you indicated on your Account Registration Form or have subsequently arranged in writing to do so, you may redeem shares by calling the Fund. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the ACH network to your predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The Transfer Agent imposes a $15 fee for each wire redemption. There is no charge for an electronic funds transfer, however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Fund. No telephone redemptions may be made within 15 days of any address change.

If you would like to arrange for redemption by wire, ACH, or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Fund at the address listed in the section entitled “Redemption of Shares –By Mail.” The investor must sign such requests. Further documents and signature verifications may be required.

13

The Fund reserves the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Fund and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify or provide certain personal identification information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

30-Day Redemption Fee.  If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. For purposes of applying the fee, the first day of the holding period is trade date plus one. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. The redemption fee will not apply to shares of the Fund held in accounts separately managed by the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Fund, provided such waivers are reported to the Board of Trustees. Transactions in shares of the Fund by financial intermediaries with whom the Fund does not have information sharing agreements in place may be subject to the redemption fee. The redemption fee will be retained by the Fund for the benefit of its shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through the Automatic Investment Program.

Other Redemption Information.  Payment of the redemption proceeds will normally be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Fund purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Fund may suspend the right of redemption or postpone redemptions when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund’s NAV being redeemed. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.

TRANSFER OF REGISTRATION

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature guaranteed must be received in “good order.”

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and the Adviser may make payments to certain financial intermediaries in connection with the promotion and sale of shares of the Fund and as compensation for shareholder-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communications services. The Fund and the Adviser also pay such compensation to make shares of the Fund available to investors through certain fund platforms, supermarkets or similar programs or for services provided in connection with such platforms, supermarkets and programs. These payments generally benefit the Fund and provide applicable financial intermediaries with an incentive to recommend sales of shares of the Fund over other potential investments.

The Fund and the Adviser may compensate financial intermediaries differently depending upon the level and type of services provided by such financial intermediaries. The compensation paid to a financial intermediary may be based on a variety of factors, including average net assets of the Fund distributed and/or serviced by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. Compensation paid by the Fund for distribution-related expenses are made from the Fund’s Rule 12b-1 fees. Compensation paid by the Adviser or its affiliates includes amounts from the Adviser’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Any compensation received by a financial intermediary, whether from the Fund or the Adviser, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend shares of the Fund over other potential

14

investments. You should ask your financial intermediary for details about any such payments it receives from the Fund or the Adviser, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

VALUATION OF SHARES

Calculation of NAV.  The NAV per share is computed by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is normally determined as of the scheduled close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is scheduled to be open for business. The NAV normally is not determined on days the NYSE is scheduled to be closed. The NYSE is scheduled to be closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. The Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange of which the security is primarily traded. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees.

Fair Value Procedures for the Fund.  The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith if, among other things, the Adviser determines that (i) closing prices of foreign securities do not reflect their fair market value due to events that occur between the closing of foreign markets and the time at which the Fund calculates its NAV, (ii) trading in a security is halted and does not resume prior to the closing of the exchange or other market on which such security normally trades, or (iii) the price for such security provided by the Fund’s independent pricing services appears invalid, is not readily available, or otherwise provides a valuation that in the judgment of the Adviser does not represent the fair market value of such security. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The trading hours for most foreign securities end prior to the scheduled close of the NYSE, generally the time the Fund’s NAV is calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time as of which the NAV is calculated. Because some foreign markets are open on days when the Fund does not price its shares, the value of the Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare and pay income dividends at least on an annual basis. The Fund intends to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Fund may make an additional distribution if necessary to avoid federal income or excise taxes or as otherwise approved by the Board of Trustees.

Dividends and other distributions, if any, will automatically be paid in additional shares of the distributing Fund unless the shareholder elects otherwise. Such election must be made in writing or by calling the Fund. If an investor elects to receive

15

distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then-current NAV per share and to reinvest all subsequent distributions.

TAXES

Dividends, whether paid in cash or reinvested in additional shares, from the Fund’s net investment income, the excess of its net short-term capital gains over its net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except as noted in the following sentence. The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy those restrictions with respect to the shares on which the Fund dividends were paid at the lower rates for long-term capital gains – a maximum of 15% for a single shareholder with taxable income not exceeding $415,050 ($466,950 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts (which apply for 2016 and will be adjusted for inflation annually thereafter). A portion of the Fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

Distributions to non-corporate shareholders of net capital gain (that is the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if the Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above; capital gain distributions to corporate shareholders are subject to federal income tax at the same maximum rate as ordinary income, 35%. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that the Fund has held the securities that generated the gain and not the length of time you have held shares in the Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by the Fund.

Any dividends and other distributions the Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of the Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of the Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain a non-corporate shareholder recognizes on a redemption of Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum rates mentioned above. In addition, if shares of the Fund are bought (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

The Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to a non-corporate shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A shareholder’s basis in shares of the Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method.

16

The Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares. See “Taxation” in the Statement of Additional Information for a description of the rules regarding that election and the Fund’s reporting obligation. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Dividends and other distributions the Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important federal income tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund should see the Statement of Additional Information for further information regarding the tax consequences of investing in the Fund and consult their tax advisers with specific reference to their own tax situation.

INDEX DESCRIPTIONS

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc. A direct investment in an index is not possible.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc. A direct investment in an index is not possible.

The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. A direct investment in an index is not possible.

The S&P 500® Index is an unmanaged capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500® Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, principal underwriter, custodian and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this prospectus, the Statement of Additional Information or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

17

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). [This information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements and financial highlights, is incorporated by reference in the Statement of Additional Information and included in the annual report for the year ended December 31, 2016, which is available free of charge upon request.]

[    ]

18

LKCM FUNDS

FOR MORE INFORMATION

You may obtain the following and other information on the LKCM Funds free of charge:

Statement of Additional Information (SAI) dated May 1, 2017, as supplemented from time to time

The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management.

Annual and Semi-Annual Reports to Shareholders

The annual and semi-annual reports provide the Fund’s most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

TO RECEIVE ANY OF THESE DOCUMENTS FREE OF CHARGE OR MAKE INQUIRIES TO THE FUND:

By Telephone:

1-800-423-6369

By Mail:

LKCM Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

On the Internet:

Electronic versions of Fund documents can be viewed online or downloaded free from the EDGAR database on the SEC’s Internet site at: www.sec.gov or from the Fund’s website at www.aquinasfunds.com.

From the SEC:

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Investment Company Act File # 811-08352

LKCM FUNDS

LKCM AQUINAS

CATHOLIC EQUITY FUND (AQEIX)

(previously known as the LKCM Aquinas Value Fund)

301 COMMERCE STREET, SUITE 1600

FORT WORTH, TEXAS 76102

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the LKCM Aquinas Catholic Equity Fund (the “Fund”), a series of LKCM Funds (the “Trust”) dated May 1, 2017, as such Prospectus may be supplemented or revised from time to time. [The Fund’s audited financial statements for the year ended December 31, 2016 are incorporated herein by reference to the Fund’s 2016 Annual Report]. A copy of the Prospectus and the Annual Report may be obtained without charge by calling the Fund at (800) 423-6369 or by visiting www.aquinasfunds.com.

Effective as of the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund, each a series of the Trust, were reorganized into the LKCM Aquinas Value Fund, another series of the Trust. Immediately thereafter, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and the LKCM Aquinas Value Fund’s investment strategies and operating expenses, including its expense limitation agreement, changed to the investment strategies and operating expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund as further described herein. Financial and other historical information presented herein for periods prior to August 1, 2016 reflects the operations of the LKCM Aquinas Value Fund, and all other information presented herein reflects the operations of the LKCM Aquinas Catholic Equity Fund.

In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information (“SAI”) and the Prospectus. The Fund has not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser for the Fund.

FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The LKCM Funds (the “Trust”) is an open-end, diversified, management investment company. The Fund is a diversified and separate series of the Trust, a Delaware statutory trust that was established by a Declaration of Trust dated February 10, 1994 (as amended, the “Declaration of Trust”). The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Currently, the Trust offers six series, one of which is the LKCM Aquinas Catholic Equity Fund (the “Fund”). This SAI relates only to the Fund.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series (the proceeds of which would be invested in separate, independently managed funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series only and would be subject to the liabilities related thereto.

The Trustees have authorized the division of shares of the Fund into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes will have an interest in the same Fund’s assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

When issued, the shares of the Fund are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of the Fund is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in the shareholder’s name on the books of the Fund.

The Fund is not required, and does not intend, to hold regular annual shareholder meetings. The Fund may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies. The Trust will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER AND TRUSTEE LIABILITY

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

INVESTMENT LIMITATIONS

The Fund is subject to the following restrictions, which are fundamental policies and may not be changed with respect to the Fund without the approval of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund is present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

(1)	invest in physical commodities or contracts on physical commodities;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

(3)	make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of 1940 (the “1940 Act”), or the rules and regulations or interpretations of the Securities and Exchange Commission (“SEC”) thereunder;

(4)	with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

(5)	with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

(6)	borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7)	underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities);

(8)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

(9)	issue senior securities, except that this limitation shall not apply to: (i) evidences of indebtedness that the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the investments or the Fund’s assets will not require the sale of securities.

The Fund is also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

(1)	purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

(2)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(3)	invest more than an aggregate of 15% of the net assets of the Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options;

(4)	invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations, or except as may otherwise be permitted by the 1940 Act;

(5)	write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; and

(6)	make any change in its investment policy of investing at least 80% of its net assets in equity securities without first providing the Fund’s shareholders with at least 60 days’ prior notice.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in detail in the summary prospectus under the caption “Principal Investment Strategies” and in the statutory prospectus under the caption “Additional Information Regarding the Investment Objectives and Principal Investment Strategies of the Fund.” These sections provide a description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in the Fund is that its returns will fluctuate and you could lose money. Past events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience volatility and turmoil.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. Market turbulence may have an adverse effect on the Fund.

EQUITY RELATED SECURITIES

The equity securities in which the Fund may invest include common stocks, preferred stocks, warrants and rights, American Depositary Receipts (“ADRs”) real estate investment trusts (“REITs”) and debt securities convertible into or exchangeable for common stock or other equity securities.

Common Stocks. Common stocks represent the residual ownership interest in the issuer and are generally subordinate to all of its other obligations, including preferred stock. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the particular company, such as currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Preferred Stock. Preferred stock generally offers a stated dividend rate payable from the corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Warrants and Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, may entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Securities Subject to Reorganization. The Fund may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business and regulatory climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses.

ADRs. The Adviser does not consider ADRs to be foreign securities when calculating the Fund’s foreign securities limitations, but such securities may be subject to many of the same risks as foreign securities. The Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency. The issuers of unsponsored depositary receipts generally are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

REITs. The Fund may invest in shares of REITs. Equity REITs invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on the Fund. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax treatment as a REIT will also affect an individual REIT’s after-tax performance.

REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods in an environment of rising interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear its proportionate share of those fees and expenses, which can be significant.

FOREIGN SECURITIES

The Fund may invest in securities of foreign issuers. Investing in such securities involves certain special considerations that are not typically associated with investing in securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Fund may temporarily hold invested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. In addition, emerging markets may impose capital restrictions and thus, may adversely effect the operations of the Fund and certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund’s foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value, especially for emerging market securities.

Certain foreign governments levy withholding or other taxes against dividend and interest income paid by citizens or corporations operating therein to investors from other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of those taxes will reduce the Fund’s income received from an issuer subject thereto.

FIXED INCOME SECURITIES

The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by domestic or foreign corporations and other entities.

Recent Fixed Income Market Events. The U.S. Government implemented various measures designed to stabilize the U.S. economy following the recession during the late 2000s, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing). The Board of Governors of the Federal Reserve System has ended quantitative easing and may unwind the purchases made under its quantitative easing program. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, and have trouble selling investments to meet shareholder redemptions.

Ratings. As noted above, the Fund may invest in various fixed income securities, including fixed income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s (“S&P”), Moody’s Investor Services Inc. (“Moody’s”), or Fitch Ratings Inc. (“Fitch”) or, of equivalent quality by the Adviser. Investment grade fixed income securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•	Bonds or bank obligations rated in one of the four highest categories (such as BBB- or higher by S&P);

•	Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P); and

•	Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P).

Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security’s rating falls below that required at the time of purchase, the Adviser will consider what action, if any, should be taken consistent with the Fund’s investment objective. Additional information concerning securities ratings is contained in Appendix A to this SAI.

U.S. Government Agency Securities. U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government may provide financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will do so, since it is not so obligated by law. U.S. Government agency obligations and repurchase agreements are subject to credit risk and interest rate risk.

U.S. Treasury Obligations. U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

The Fund may invest in component parts of U.S. Treasury notes or bonds, namely either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (principal or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Investment Grade Fixed Income Securities. The Fund may invest in fixed income securities of domestic or foreign issuers (corporate bonds, debentures, notes and other similar corporate debt instruments) rated as investment grade at the time of purchase by a NRSRO.

Even fixed income securities rated investment grade by a NRSRO possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating fixed income securities in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit ratings may not be correct and credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Changes in economic conditions or other circumstances may lead to a weakened capacity of the issuer to make principal and interest payments on such securities.

The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser may take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality fixed income securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality fixed income securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of fixed income securities will adversely affect the net asset value of the Fund if it invests in such securities. Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps rapidly and/or significantly, thereby heightening the Fund’s exposure to the risks associated with rising interests. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain information for purposes of valuing the Fund’s portfolio. Pricing data is generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the ability to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Variable and Floating Rate Obligations. The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are generally less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Non-Investment Grade Fixed Income Securities. The Fund may invest up to 5% of its total assets in non-investment grade fixed income securities (commonly known as “junk bonds”). Investments in such securities are inherently speculative. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, it may be difficult to establish a fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by an NRSRO does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of non-investment grade securities generally go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income securities generally will decline. The values of non-investment grade securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of non-investment grade securities. Changes by NRSROs in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.

Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Mortgage Pass-Through Securities. The Fund may invest in residential or commercial mortgage pass-through securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government, one of its agencies or instrumentalities or a government sponsored enterprise, such as Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

The FHFA and the U.S. Treasury have imposed strict limits on the size of FNMA and FHLMC’s mortgage portfolios. Discussions among policymakers continue as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC remains in question as the U.S. Government considers multiple options.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a “when-issued” basis. In buying “when-issued” securities, the Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a “when-issued” transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

When the Fund purchases securities on a when-issued basis, it will maintain with its custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund’s investment commitment to the settlement of the purchase.

INITIAL PUBLIC OFFERINGS

The Fund may invest in initial public offerings (“IPOs“). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments.

Pursuant to the Adviser’s Allocation and Aggregation Policy, the Fund generally will be eligible to participate on a rotating basis in any applicable IPOs that may come available to eligible clients of the Adviser.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser and the Fund’s administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Fund to be illiquid include restricted securities, other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Private Placement Offerings. The Fund may invest in private placement offerings. Investments in private placement offerings are made in reliance on the “private placement” exemption from registration afforded by Section 4(2) or Regulation D of the Securities Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds (“ETFs”), exchange-traded notes, and unit investment trusts. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations, and are indirectly exposed to the risks of the investments held by the other investment company. These other fees and expenses would be reflected as Acquired Fund Fees and Expenses and would be included in the Fees and Expenses Table in the Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities or the Fund may have to sell such investments at a discount to the issuer’s portfolio securities. Exchange-traded and closed-end funds may trade at premiums or discounts to their NAVs and be subject to trading halts.

SECURITIES LENDING

The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending would allow the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans would be made only to parties deemed by the Adviser to be of good standing. In addition, they would only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. Such loans would not be made if, as a result, the aggregate of all outstanding loans of the Fund exceed one-third of the value of its total assets (including the value of all assets received as collateral for the loan). The Fund does not currently engage in securities lending activities.

TEMPORARY INVESTMENTS

The temporary investments that the Fund may make include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated

interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in foreign securities discussed previously. Although the Adviser carefully considers these factors when making investments, the Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a domestic bank that does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation.

(2) Commercial paper that at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

(3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue; and

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others.

REGULATORY EVENTS

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken and continue to consider actions in response to economic events. Given the broad scope, sweeping nature, and continuing enactment of various statutes and regulatory measures, the potential impact they could have on securities held by the Fund currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. There is a risk that policy changes by the U.S Government and/or Federal Reserve, such as continuing to raise interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. The effect of any such actions, if taken, cannot be known.

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

CYBERSECURITY

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Adviser, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfilment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invest or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

TRUSTEES AND OFFICERS OF THE LKCM FUNDS

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board. The Board met [four] times during the fiscal year ended December 31, 2016.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers to the Fund has adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The Fund’s CCO and senior officers of the Adviser regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from the Adviser with respect to the Fund’s investments. In addition to regular reports from the

Adviser, the Board also receives reports regarding other service providers to the Trust, either directly or through the Adviser or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Adviser in connection with the Board’s consideration of the renewal of the Trust’s advisory agreement with the Adviser and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. H. Kirk Downey, an Independent Trustee, serves as Chairman of the Board. As Chairman, Mr. Downey’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. As Chairman, Mr. Downey also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its independent Chairman and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held in public companies during the past five years.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	AZZ Incorporated

Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None

Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	Red Robin Gourmet Burgers, Inc.

Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1953	Trustee	Since 2013	C. R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

Interested Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.

Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered to be an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

H. Kirk Downey: Mr. Downey has extensive organizational and business experience as president and chief executive officer of a private company, service as the dean of a private university’s business school, service as the non-executive chairman of the board of a publicly held corporation, and multiple years of service as a Trustee.

Earle A. Shields, Jr.: Mr. Shields has extensive experience in the investment management industry as a consultant for a financial services industry corporation, service as vice president for a global financial services firm, service as a member to numerous charitable boards, and multiple years of service as a Trustee.

Richard J. Howell: Mr. Howell has extensive audit and business experience as a certified public accountant, service as a partner in a global accounting firm, service as a faculty member at a private university’s business school, service as a director of a publicly held corporation and multiple years of service as a Trustee.

J. Luther King, Jr.: Mr. King has extensive experience in the investment management industry as chairman, president and director of an investment management firm, service on the board of numerous public and private corporations and foundations, and multiple years of service as a Trustee.

Steven R. Purvis: Mr. Purvis has extensive experience as principal of an investment management firm and service as a portfolio manager, director of research and senior analyst.

Larry J. Lockwood: Mr. Lockwood has extensive experience in finance as professor of finance at the business school of a private university and service as a chartered financial analyst, business consultant and lecturer.

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2016:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Funds			Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust Complex(1)
Interested Trustees
J. Luther King, Jr.		$0		$0	$0		$0
Steven R. Purvis		$0		$0	$0		$0
Disinterested Trustees
H. Kirk Downey	$	[	]	$0	$0	$	[	]
Richard J. Howell	$	[	]	$0	$0	$	[	]
Earle A. Shields, Jr.	$	[	]	$0	$0	$	[	]
Larry J. Lockwood	$	[	]	$0	$0	$	[	]

(1)	There are currently six Funds comprising the Trust, five of which are offered in separate Prospectuses and SAI.

The Independent Trustees receive an annual retainer of $40,000, with the Chairman of the Board receiving an additional $10,000 retainer and the Chairman of the Audit and Compliance Committee receiving an additional $6,000 retainer. Each Independent Trustee also receives a meeting fee of $4,500 for each Board meeting attended in person and a meeting fee of $2,000 for each telephonic meeting, and is reimbursed for their reasonable out of pocket expenses incurred in attending Board meetings. Independent Trustees may also receive a meeting fee for each Board committee meeting attended in person or by telephone if so determined by the chairman of the applicable Board committee.

BOARD INTERESTS IN THE FUND

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all Funds in the Trust overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2016. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

Key

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Name of Trustee	LKCM Aquinas Catholic Equity Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds Complex(1)
H. Kirk Downey, Independent Trustee	[ ]	[ ]

Richard J. Howell, Independent Trustee	[ ]	[ ]

Earle A. Shields, Jr. Independent Trustee	[ ]	[ ]

Larry J. Lockwood Independent Trustee	[ ]	[ ]

Name of Trustee	LKCM Aquinas Catholic Equity Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds Complex(1)
J. Luther King, Jr.(2) Interested Trustee, President and Chief Executive Officer	[ ]	[ ]

Steven R. Purvis(2) Interested Trustee, Vice President	[ ]	[ ]

(1)	There are currently six Funds comprising the Trust, five of which are offered in separate Prospectuses and SAI.
(2)	Messrs. King and Purvis are Principals of the Adviser and participants in the Adviser’s profit sharing plan, each of which own shares of the Fund as indicated under “Portfolio Managers – Ownership of Securities.”

Board Committees

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The members of the Audit and Compliance Committee are Independent Trustees. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance. The Audit and Compliance Committee met [two] times during the fiscal year ended December 31, 2016.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met one time during the fiscal year ended December 31, 2016.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The members of the Qualified Legal Compliance Committee are Independent Trustees. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2016.

The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust are identified in the following table, which provides information as to their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and, for officers who also serve as Trustees, other directorships held in public companies during the past five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.

Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.	N/A	N/A

Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.	N/A	N/A

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jacob D. Smith 301 Commerce Street Suite 1600	Chief Financial Officer	Since 2010	General Counsel and Chief Compliance Officer, Luther King	N/A	N/A

Fort Worth, Texas 76102 Year of Birth: 1974	Chief Compliance Officer	Since 2006	Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered to be an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls the Fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of March 31, 2017, the following persons owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

PRINCIPAL SHAREHOLDERS

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial

Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

PROXY VOTING PROCEDURES

The Fund has delegated its authority to vote proxies to the Adviser subject to the supervision of the Board of Trustees. The Adviser’s proxy voting policies are summarized below.

GENERAL

The Adviser’s Chief Compliance Officer (“Adviser CCO”) is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

The Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) as its voting delegate to:

(1)	research and make voting determinations in accordance with the policies and procedures described herein;

(2)	vote and submit proxies in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

The Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). The Adviser will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Adviser may determine that it is not in the best interest of the Fund to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, the Adviser will follow the procedures below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Adviser will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, the Adviser will vote the proxy consistent with what it believes to be in the Fund’s best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the Adviser CCO will determine whether any material conflict of interest may exist between the Adviser and the Fund with respect thereto. If the Adviser CCO determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

There may be circumstances under which the Adviser believes that it is in the best interest of the Fund to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the Adviser CCO will determine whether any material conflict of interest may exist between the Adviser and the Fund with respect thereto. If the Adviser CCO determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

The Adviser maintains records relating to the implementation of its proxy voting policies and procedures, including, but not limited to, (i) records of each vote cast, which ISS maintains on the Adviser’s behalf, and (ii) documents considered or prepared by the Adviser that are material in making a decision to vote proxies on behalf of the Fund or that memorialize the basis for that decision.

CONFLICTS OF INTEREST

The Adviser periodically reviews ISS’ conflicts of interest policy and code of ethics, which address conflicts of interest that could arise in connection with proxy advisory services provided by ISS or its affiliates. The Adviser believes that ISS’ conflicts of interest policy and code of ethics contain policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

In the event that the Adviser or the Adviser CCO determines that voting a proxy may present a material conflict of interest between the Adviser and the Fund, the Adviser will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the Board of Trustees and obtain written direction from the Board as to how to vote the proxy, (3) suggest that the Board engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

Notwithstanding the foregoing, the Adviser must vote proxies in what it believes to be in the best interest of the Fund when material conflicts of interest may exist with respect thereto. The Adviser believes that these policies and procedures are reasonably designed to address material conflicts of interest that may arise between the Adviser and the Fund as to the manner in which proxies are voted.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 423-6369 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are currently available by calling (800) 423-6369 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The investment adviser of the Fund is Luther King Capital Management Corporation, a Delaware corporation controlled by J. Luther King, Jr. (the “Adviser”). The Adviser’s parent company is Southwest JLK Corporation, a Texas corporation of which Mr. King is the majority owner and controlling shareholder. Mr. King is a member of the Board of Trustees and the President, Chief Executive Officer and Portfolio Manager of the Trust. Under an Investment Advisory Agreement (the “Agreement”) with the Fund, the Adviser manages the investment and reinvestment of the Fund’s assets, subject to the control and supervision of the Board of Trustees. The Adviser is responsible for making investment decisions for the Fund and for placing the Fund’s purchase and sale orders. Under the Agreement, the Fund pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to 0.90%, by the Fund’s average daily net assets for the quarter. However, the Adviser has contractually agreed to waive all or a portion of its advisory fees and/or reimburse the Fund through [April 30, 2018] to limit the total annual operating expenses of the Fund from exceeding a specified cap as a percentage of the Fund’s average daily net assets. Prior to August 1, 2016, the contractual expense cap was 1.50% of the Fund’s average daily net assets. Effective August 1, 2016, the contractual expense cap was decreased to 1.00% of the Fund’s average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

As compensation for the services rendered by the Adviser under the Agreement, for the fiscal years ended December 31, 2016, 2015 and 2014, the Adviser earned and waived and/or reimbursed the amounts for the Fund listed below.

	Advisory Fees Incurred			Waived Fees and/or Expenses Reimbursed by Adviser			Net Fees paid to the Adviser
Year Ended December 31, 2014		$530,428			$0			$530,428
Year Ended December 31, 2015		$447,834			$23,599			$424,235
Year Ended December 31, 2016	$	[	]	$	[	]	$	[	]

PORTFOLIO MANAGERS

The portfolio managers listed below have responsibility for the day-to-day management of accounts other than the Fund. The information listed below for such other accounts is as of December 31, 2016, except as set forth below.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul W. Greenwell	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Gary G. Walsh	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael C. Yeager	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
R. Todd Truitt	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest

The portfolio managers are responsible for managing the Fund and other separately managed accounts, including accounts for investment companies, employee benefit plans, pension plans, endowments, foundations, trusts, and high net worth individuals. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest that may arise are discussed below. The Adviser believes that it has established policies and procedures that are reasonably designed to mitigate these potential conflicts of interest.

•	The portfolio managers are responsible for managing other accounts that may have investment objectives, guidelines, strategies, risk profiles or other considerations that may differ from those of the Fund. The portfolio managers make investment decisions for each account based on its investment objectives and guidelines, policies, and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or the Fund. The portfolio managers may also make investment decisions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, any of which has the potential to adversely impact the Fund depending on market conditions.

•	The portfolio managers may purchase or sell for their own account securities that are purchased or sold on behalf of the Fund. The portfolio managers also have a beneficial interest in pooled investment vehicles or other accounts managed by the Adviser, other than the Fund. The Adviser has implemented a code of ethics and other policies and procedures in an effort to mitigate these potential conflicts of interest.

•	The portfolio managers could favor one account over another in allocating new investment opportunities of a limited nature, such as initial public offerings and private placements. The Adviser has implemented policies and procedures, including a rotational system for allocating initial public offerings, in an effort to ensure that investment opportunities of a limited nature are allocated fairly and equitably among eligible accounts.

•	The portfolio managers could favor one account over another in the order in which trades for accounts are placed. If the portfolio managers determine to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. In addition, the Fund and other accounts, including pooled investment vehicles, managed by the portfolio managers may participate in aggregated purchase or sale transactions. To the extent that accounts participating in aggregated trades do not receive their full allocation, a potential conflict of interest exists because the Adviser and portfolio managers have an incentive to allocate trades to accounts in which the Adviser and portfolio managers have a financial interest. The Adviser has implemented trade allocation and aggregation policies and procedures in an effort to mitigate this potential conflict of interest.

•	The portfolio managers are responsible for managing other accounts including, some of which entitle the Adviser to incentive fees and/or management fees exceeding those paid by the Fund. This compensation structure presents a potential conflict of interest because the Adviser and the portfolio managers may be incentivized to favor such accounts over the Fund.

•	The Adviser and the portfolio managers have significant personal investments in some of the private investment funds managed by the Adviser. As a result of such investments, the Adviser and the portfolio managers may be motivated to favor these funds over the Fund.

•	Under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay commissions to brokers for the Fund’s transactions that exceed the amount of commissions that would be charged by another broker for the same transactions, provided that the Adviser determines in good faith that the amount of commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), the Adviser has entered into soft dollar and commission sharing arrangements with third parties and brokers for eligible brokerage and research products and services. A potential conflict of interest may exist because the Adviser receives these brokerage and research products and services from brokers in exchange for directing commissions from the Fund’s transactions, rather than paying for these products and services with its own assets. The Adviser has implemented policies and procedures governing its use of such soft dollar and commission sharing arrangements.

Compensation

As an independent firm, the Adviser has full control over its compensation structure. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary. They also are eligible to participate in the Adviser’s profit sharing plan. The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as success of the Adviser in any given year. Criteria for individual bonuses include, among other factors, stock selection, relationship building, investment performance, client service, and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual. Compensation is not based directly on the performance of the Fund or the net asset levels of the Fund.

Ownership of Securities

As of March 31, 2017, the officers and Trustees of the Trust as a group owned approximately [ ]% of the Fund.

Each portfolio manager of the Fund owned the following amounts of shares of each of the Fund as of December 31, 2016, except as otherwise set forth below:

Key A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000 E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Shares Owned
Paul W. Greenwell	[ ]
Gary G. Walsh	[ ]
Michael C. Yeager	[ ]
R. Todd Truitt	[ ]

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Adviser to use its best efforts in seeking best execution with respect to all securities transactions for the Fund. In selecting brokers or dealers for securities transactions for the Fund, the Adviser may consider, among other things: the quality of executions and liquidity provided by the broker; the ability of the broker to maintain confidentiality of client orders and order flow; the ability of the broker to minimize market impact for client transactions; the commission rates charged by the broker in comparison to the rates of other brokers for similar transactions; the broker’s provision of eligible brokerage and research services; the broker’s ability to obtain timely, accurate, and cost-effective executions; the ability of the broker to accurately communicate the nature of the market for a particular security; the broker’s execution policies and commitment to providing best execution; the size and volume of the broker’s order flow; and the efficiency and accuracy of the broker’s operations area with regard to settlement procedures.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay higher commission rates than the lowest available when the Adviser believes in good faith that the commissions paid are reasonable in light of the value of the brokerage or research services provided by the broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it has investment discretion. These services generally include third-party and proprietary analyses and reports concerning issuers, industries, securities, general economic and market conditions and trends, portfolio strategy; third-party and proprietary analyses and reports regarding the value of securities, the advisability of purchasing or selling securities, and the availability of sellers and purchasers of securities; and services related to effecting securities transactions and performing functions incidental thereto. The Adviser may use some of these services in providing investment advisory services to all of its clients, and not all of these services may be used by the Adviser in providing investment advisory services to the Fund. During the fiscal year ended December 31, 2016, the Fund directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to the Adviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended December 31, 2016 it is estimated that the Fund paid total commissions of $[    ] on transactions with a principal value of approximately $[    ] million.

It is not the Adviser’s practice to allocate brokerage or principal business on the basis of sales of shares of the Fund that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of shares of the Fund for their clients. The Adviser does not have an affiliated broker, therefore it has not engaged in any affiliated brokerage transactions.

The aggregate amount of brokerage commissions paid by the Fund during the past three fiscal years ended December 31, 2014, 2015 and 2016 was $37,421, $16,203, and [    ] respectively.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities may be aggregated and allocated among the Fund and such clients in accordance with the Adviser’s allocation policies and procedures or in any other manner deemed fair and reasonable by the Adviser.

As of December 31, 2016, the Fund owned the following securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents:

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2016
	$	[	]

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment or other considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of long-term portfolio securities for the fiscal year by (2) the monthly average of the value of long-term portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund had portfolio turnover rates of 11% and 18% for the fiscal years ended December 31, 2015 and 2016, respectively.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A. (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund. In such capacity, USBFS’s responsibilities include: receiving and processing all orders for purchases, exchanges and redemptions of Fund shares; responding to shareholder inquiries and instructions concerning their accounts; updating of shareholder accounts to reflect declaration and payment of dividends and other distributions; and preparing and distributing account statements and tax documents to shareholders regarding their accounts.

ADMINISTRATOR

Pursuant to the Fund Administration Agreement, USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides the Fund with administrative services. The services under this Agreement are subject to the supervision of the Board of Trustees and officers of the Trust, and include day-to-day administration of matters necessary to the Fund’s operations, maintenance of their records, preparation of reports, compliance testing of the Fund’s activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from the Fund a fee, calculated daily and paid monthly. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

Administration fees incurred by the Fund during the fiscal years ended December 31, 2014, 2015 and 2016 were $53,706, $42,522, and [    ] respectively.

USBFS also acts as Transfer Agent, Dividend-Disbursing Agent, and Fund Accountant for the Fund.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the Financial Industry Regulatory Authority, distributes the Fund’s shares. The Distributor uses its best efforts to distribute the Fund’s shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge. The Fund pay that portion of the compensation owed to the Distributor that is permitted under Rule 12b-1 of the 1940 Act and the Adviser Class Plan (as defined below), and the Adviser pays the remaining portion of any such compensation. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

DISTRIBUTION PLAN

The Board has adopted the Adviser Class Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to this Plan, the Fund can pay up to an aggregate maximum of 1.00% per annum of its average daily net assets for the distribution and promotion of its shares and the retention of shares by Fund shareholders. These services include, but are not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, other distribution-related expenses, and providing services to shareholders. Effective August 1, 2016, the Board of Trustees has authorized payments under the Plan at an annual rate of 0.10% of the Fund’s average daily net assets. Prior to August 1, 2016, the Fund made payments under the Plan at an annual rate of 0.25% of the Fund’s average daily net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit the Trust and its shareholders.

The Fund paid the following amounts in 12b-1 expenses for the fiscal year ended December 31, 2016:

Advertising/Marketing	$	[	]
Printing/Postage	$	[	]
Payment to Distributor	$	[	]
Payment to dealers	$	[	]
Compensation to sales personnel	$	[	]
Other	$	[	]

PAYMENTS TO FINANCIAL INTERMEDIARIES

A financial intermediary through which you purchase your shares may receive all or a portion of the Institutional Class Plan and Adviser Class Plan Rule 12b-1 fees, if applicable, discussed above. In addition to those payments, the Adviser makes additional cash payments to certain intermediaries in connection with the promotion and sale of shares of the Fund. The Adviser and the Fund also may make payments for certain sub-transfer agency and administrative services. Payments made by the Adviser are from its own resources. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories.

Revenue Sharing Payments. The Adviser makes revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that the Adviser receives when it makes these payments include, among other things, placing the Fund on the financial intermediary’s funds sales system. The Adviser may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Revenue sharing payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in shareholder accounts. The Adviser may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Fund typically receive sub-transfer agent fees for such services from the Fund. In an omnibus account, the Fund maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts.

Record-keeping and shareholder services typically include: establishing and maintaining shareholder accounts and records; recording shareholder account balances and changes thereto; arranging for the wiring of funds; providing statements to current shareholders; furnishing proxy materials, periodic reports of the Fund, prospectuses and other communications to shareholders as required; transmitting shareholder transaction information; and providing information in order to assist the Fund in its compliance with federal and state securities laws. The Fund typically would be paying these shareholder servicing fees directly if the financial intermediary did not hold all of its customer accounts in a single omnibus account with the Fund. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Fund and the administrator will then maintain all of the participant accounts. The Adviser and the Fund may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. The Adviser, the Distributor and the Fund also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.

Other Cash Payments. From time to time, the Adviser, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Fund. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Such compensation may include financial assistance to financial intermediaries that enables the Adviser to: (1) participate in and/or present at conferences or seminars for invited registered representatives and other employees, (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay expenses incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from the incremental management and other fees paid to the Adviser by the Fund with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus and this SAI. You may ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.

INTERESTS OF CERTAIN PERSONS

With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Trustee of the Trust who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a written Code of Ethics. These Codes of Ethics govern the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Fund. These Codes of Ethics permits such persons to invest in the Fund and/or other securities for their personal accounts, including securities that may be purchased or held by the Fund, subject to certain conditions. These Codes of Ethics includes reporting and other obligations to monitor personal transactions and confirm that such transactions do not disadvantage the Fund.

PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by fair valuation procedures) as evidenced by a listing on the New York Stock Exchange or NASDAQ. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.

Automatic Investment Program. The Automatic Investment Program (“AIP”) permits investors who own shares of the Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor’s financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor’s checking or savings account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged if the investor’s bank rejects the scheduled transaction. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

The AIP is one means by which an investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

To establish the AIP, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-423-6369 if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by notifying the Transfer Agent by telephone or in writing five days prior to the effective date of the next transaction. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

PRICING OF SHARES

Shares of the Fund are sold and redeemed on a continual basis at the net asset value per share next computed following acceptance of an order by the Fund. The Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is normally determined as of the scheduled close of normal trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is scheduled to be open for trading. The NYSE is generally scheduled to be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange of which the security is primarily traded. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets.

Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price on the exchange of which the security is primarily traded.

Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees

The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith if, among other things, the Adviser determines that (i) closing prices of foreign securities do not reflect their fair market value due to events that occur between the closing of foreign markets and the time at which the Fund calculates its NAV, (ii) trading in a security is halted and does not resume prior to the closing of the exchange or other market on which such security normally trades, or (iii) the price for such security provided by the Fund’s independent pricing services appears invalid, is not readily available, or otherwise provides a valuation that in the judgment of the Adviser does not represent the fair market value of such security. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

An example of how the Fund calculated its total offering price per share as of December 31, 2016 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

$[ ]	=	$[ ]
[ ]

PORTFOLIO HOLDINGS INFORMATION

It is the policy of LKCM Funds to protect the confidentiality of portfolio holdings and prevent the selective disclosure of non-public information concerning the Fund. No information concerning the portfolio holdings of the Fund may be disclosed to any person except as provided below.

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q, as applicable. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Fund also makes available on the Fund’s website a complete schedule of its portfolio holdings no sooner than 30 days following the end of each calendar quarter. Information contained within Fund Fact Sheets is made publicly available on the website upon completion (generally within 10-15 days after the close of the calendar quarter). In an effort to prevent parties from potentially misusing portfolio holdings information, the Fund will generally only disclose the Fund Fact Sheets and complete schedules of portfolio holdings as of the end of the most recent calendar quarter no earlier than 10 days and 30 days after the end of the calendar quarter, respectively.

In addition, the Fund’s service providers, including the administrator, custodian, legal counsel, proxy voting administrator, independent pricing service and independent registered public accounting firm, receive portfolio holdings information in connection with their services to the Fund, some of which are received on a daily basis with no lag time. The Fund’s service providers have a duty to keep nonpublic information about the Fund confidential based on existing laws and due to the nature of their roles with the Fund. An officer of the Adviser or the Chief Compliance Officer of the Fund may distribute (or authorize the Fund’s administrator to distribute) portfolio holdings to rating and ranking agencies for a legitimate business purpose on a quarterly basis. Except as noted above, this information is provided no earlier than 30 days after the end of a calendar quarter and no compensation is received by the Adviser or the Fund as consideration for such disclosure. The Fund’s Chief Compliance Officer may waive certain of the requirements of this policy. The Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those required by the Fund’s policy. Notwithstanding these policies, the Fund may disclose portfolio holdings information to the extent required by applicable law.

The Fund’s Chief Compliance Officer will report any violations of these policies to the Board of Trustees on a quarterly basis. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

If the disclosure of portfolio holdings presents a conflict of interest between the shareholders and the Adviser, the Fund’s principal distributor or any of their respective affiliates, then such conflict will be reported to the Board for its consideration prior to the dissemination of portfolio holdings information.

EXCHANGES

Shareholders of the Fund may exchange shares of the Fund for shares of another series of LKCM Funds.

REDEMPTIONS IN KIND

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under “Pricing of Shares,” and such valuation will be made as of the same time the redemption price is determined.

TAXATION

TAXATION OF THE FUND

The following discussion of certain federal tax matters concerning the Fund and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. You should consult your own tax advisers with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences thereof to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

The Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). If so qualified, the Fund (but not its shareholders) will not be liable for federal income tax to the extent it distributes its net earnings and realized net gains to its shareholders on a timely basis.

To continue to qualify for treatment as a RIC for a taxable year, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income for the taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e, a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a) (a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund fails to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – then for federal tax purposes for any taxable year, it would be treated as a regular corporation for federal tax purposes. In that case, it would be subject to federal income tax, and any distributions that it made to its shareholders would not be deductible by it and would be taxable to them as ordinary income (with no part treated as a capital gain distribution) to the extent of its earnings and profits, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to maximum federal income tax rates of 15% and 20% for certain shareholders. That treatment would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in those securities through the Fund.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 (or December 31, if it so elects) of that year, plus certain other amounts.

If the Fund has an “appreciated financial position” – generally, an interest (including an interest through a short sale with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale or an offsetting notional principal contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the

Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investments in Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year:

(1) at least 75% of its gross income is passive; or

(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% and 20% maximum federal income tax rates on “qualified dividend income” mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (and treating as ordinary income) each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to the Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

TAXATION OF THE SHAREHOLDERS

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

As noted in the Prospectus, a shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm, whose services include an audit of the Fund’s financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

[The audited financial statements for the Fund are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the year ended December 31, 2016.] Financial statements audited by the Fund’s independent registered public accounting firm will be distributed to shareholders at least annually.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active qualifiers.

Standard & Poor’s uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

1. Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3. Public Information Ratings: “pi” qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

4. Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5. Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: “G” inactive qualifier

The letter “G” following the rating symbol when the Fund’s portfolio consists primarily of direct U.S. Government securities.

4. Provisional Ratings: “pr” inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5. Quantitative Analysis of publication information: “q” inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

6. Extraordinary risks: “r” inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2. Structured finance: “sf” identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.” The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market.

Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’ The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

LKCM FUNDS

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust (8)

	(2)	Amended Agreement and Declaration of Trust (1)

	(3)	Certificate of Designation (12)

(b)	Amended By-Laws (1)

(c)	Not applicable

(d)	(1)	Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation dated June 21, 1994 (2)

	(2)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Small Cap Equity Fund (2)

	(3)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Equity Fund (2)

	(4)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Balanced Fund (3)

	(5)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Fixed Income Fund (3)

	(6)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management for the LKCM Aquinas Catholic Equity Fund (4)

	(7)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management for the LKCM Small-Mid Cap Equity Fund (7)

	(8)	Expense Limitation Agreement between LKCM Funds, on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund, and Luther King Capital Management Corporation (11)

	(9)	Expense Limitation Agreement between LKCM Funds, on behalf of the LKCM Aquinas Catholic Equity Fund, and Luther King Capital Management Corporation (13)

(e)	(1)	Amended and Restated Distribution Agreement between LKCM Funds, Luther King Capital Management Corporation and Quasar Distributors, LLC (5)

	(2)	Amendment to the Amended and Restated Distribution Agreement dated February 22, 2011 (7)

(f)	None

(g)	(1)	Amended and Restated Custody Agreement between LKCM Funds and U.S. Bank National Association, dated November 17, 2009 (6)

	(2)	Amendment to the Amended and Restated Custody Agreement dated February 22, 2011 (7)

	(3)	Amendment to the Amended and Restated Custody Agreement dated August 26, 2014 (10)

(h)	(1)	Amended and Restated Fund Administration Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009 (6)

	(2)	Amendment to the Amended and Restated Fund Administration Servicing Agreement dated February 22, 2011 (7)

	(3)	Amendment to the Amended and Restated Fund Administration Servicing Agreement dated August 26, 2014 (10)

	(4)	Amended and Restated Fund Accounting Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009 (6)

	(5)	Amendment to the Amended and Restated Fund Accounting Servicing Agreement dated February 22, 2011 (7)

	(6)	Amendment to the Amended and Restated Fund Accounting Servicing Agreement dated August 26, 2014 (10)

	(7)	Amended and Restated Transfer Agent Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009 (6)

	(8)	Amendment to the Amended and Restated Transfer Agent Servicing Agreement dated February 22, 2011 (7)

	(9)	Amendment to the Amended and Restated Transfer Agent Servicing Agreement dated August 26, 2014(10)

(i)	Opinion of Counsel – to be filed by subsequent amendment.

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment.

(k)	None

(l)	Purchase Agreement dated June 6, 1994 (2)

(m)	(1)	LKCM Funds Institutional Class Distribution Plan: Balanced Fund and Fixed Income Fund, and Institutional Classes of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund (10)

	(2)	LKCM Funds Advisor Class Distribution Plan: Adviser Class of Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Aquinas Catholic Equity Fund (7)

	(3)	Amendment to the LKCM Funds Advisor Class Distribution Plan (13)

(n)	Rule 18f-3 Multiple Class Plan (7)

(o)	Reserved

(p)	(1)	Code of Ethics of Luther King Capital Management Corporation and LKCM Funds (11)

	(2)	Code of Ethics of Quasar Distributors, LLC (9)

Other Exhibits

Power of Attorney for Messrs. Downey, Howell, King, Lockwood, Purvis and Shields (8)

(1)	Incorporated by reference from Post Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on September 29, 2000.
(2)	Incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on October 15, 1997.
(3)	Incorporated by reference from Post Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on February 27, 1998.
(4)	Incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on July 8, 2005.
(5)	Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 27, 2007.
(6)	Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on February 26, 2010.
(7)	Incorporated by reference from Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 29, 2011.
(8)	Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 29, 2013.
(9)	Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 29, 2014.
(10)	Incorporated by reference from Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 29, 2015.
(11)	Incorporated by reference from Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of the Trust (File No. 033-75116), filed previously via EDGAR on April 29, 2016.
(12)	Incorporated by reference to the Registration Statement on Form N-14 of the Trust (File No. 333-210288), filed previously via EDGAR on March 18, 2016.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Trust (File No. 333-210288), filed previously via EDGAR on September 30, 2016.

Item 29.	Persons Controlled by or Under Common Control With Registrant

Registrant is not controlled by or under common control with any person.

Item 30.	Indemnification

Article VI of the Amended Agreement and Declaration of Trust of the Registrant provides that:

Section 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate, or undertaking and every act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. The Trustees and the Trust’s officers, employees and agents shall not be liable to the Trust or the Shareholders; provided however, that nothing in this Amended Declaration of Trust shall protect any Trustee or officer, employee or agent against any liability to the Trust or the Shareholders to which such Trustee or officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer, employee or agent.

Every note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officers or officer shall give notice that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually or otherwise invalidate any such note, bond, contract, instrument, certificate, or undertaking.

Section 6.2 TRUSTEE’S GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and the Shareholders for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Amended Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner, or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to a shareholder any such Trustee acting under this Amended Declaration of Trust shall not be liable to the Trust or to any such Shareholder for the Trustee’s good faith reliance on the provisions of this Amended Declaration of Trust. The provisions of this Amended Declaration of Trust, to the extent that they restrict the duties and liabilities of a Trustee otherwise existing at law or in equity, are agreed by the Shareholders to replace such other duties and liabilities of such Trustee.

Section 6.3 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder (or former Shareholder) of any Sub- Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust on behalf of said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and, to the fullest extent permitted by law, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. To the fullest extent permitted by law, the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter by reason of any alleged act or omission as a Trustee or officer or, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “Interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time from funds attributable to the Sub-Trust in question in advance of the final disposition of any such action, suit, or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by person of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.5 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The night of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors, and administrators; an “Interested Covered Person” is one against whom the action, suits, or other proceeding in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending or threatened; and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 6.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 6.8 DISCRETION. Whenever in this Amended Declaration of Trust the Trustees are permitted or required to make a decision (a) in their “sole discretion,” “sole and absolute discretion,” “full discretion,” or “discretion,” or under a similar grant of authority or latitude, the Trustees shall be entitled to consider only such interests and factors as they desire, whether reasonable or unreasonable, and may consider their own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Trust or the Shareholders, or (b) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standards imposed by this Amended Declaration of Trust or by law or any other agreement contemplated herein. Each Shareholder and Trustee hereby agrees that any standard of care or duty imposed in this Amended Declaration of Trust or any other agreement contemplated herein or under the Act or any other applicable law, rule or regulation shall be modified, waived, or limited in each case as required to permit the Trustees to act under this Amended Declaration of Trust or any other agreement contemplated herein and to make any decision pursuant to the authority prescribed in this Amended Declaration of Trust.

Numbered Paragraph 10 of the Investment Advisory Agreement between the Registrant and Luther King Capital Management Corporation provides that:

10. LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set fort in Section 36(b)(3) of the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Numbered Paragraph 5 of the Amended and Restated Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC provides that:

5. Standard of Care; Indemnification; Limitation of Liability

A. USBFS shall exercise reasonable care in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS. USBFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect USBFS’s premises and operating capabilities at any time during regular business hours of USBFS, upon reasonable notice to USBFS. Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.

B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C. The indemnity and defense provisions set forth in this Section 5 shall indefinitely survive the termination and/or assignment of this Agreement.

D. If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

Numbered Paragraph 9 of the Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC provides that:

9. Standard of Care; Indemnification; Limitation of Liability

A. USBFS shall exercise reasonable care in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS or its suppliers may sustain or incur or that may be asserted against USBFS or its suppliers by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s directors, officers and employees.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS. USBFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect USBFS’s premises and operating capabilities at any time during regular business hours of USBFS, upon reasonable notice to USBFS. Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.

In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply; or (iii) any claim that arose more than one year prior to the institution of suit therefor.

B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C. The indemnity and defense provisions set forth in this Section 9 shall indefinitely survive the termination and/or assignment of this Agreement.

D. If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

Numbered Paragraph 8 of the Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC provides that:

8. Standard of Care; Indemnification; Limitation of Liability

A. USBFS shall exercise reasonable care in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS. USBFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect USBFS’s premises and operating capabilities at any time during regular business hours of USBFS, upon reasonable notice to USBFS. Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.

B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C. The indemnity and defense provisions set forth in this Section 6 shall indefinitely survive the termination and/or assignment of this Agreement.

D. If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

Article X of the Amended and Restated Custody Agreement between the Registrant and U.S. Bank, National Association. provides that:

10.01 Indemnification by Trust. The Trust shall indemnify and hold harmless the Custodian, any Sub-Custodian and any nominee thereof (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) that an Indemnified Party may sustain or incur or that may be asserted against an Indemnified Party by any person arising directly or indirectly (i) from the fact that Securities are registered in the name of any such nominee, (ii) from any action taken or omitted to be taken by the Custodian or such Sub-Custodian (a) at the request or direction of or in reliance on the advice of the Trust, or (b) upon Proper Instructions, or (iii) from the performance of its obligations under this Agreement or any sub-custody agreement, provided that neither the Custodian nor any such Sub-Custodian shall be indemnified and held harmless from and against any such claim, demand, loss, expense or liability arising out of or relating to its refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the terms “Custodian” and “Sub-Custodian” shall include their respective directors, officers and employees.

10.02 Indemnification by Custodian. The Custodian shall indemnify and hold harmless the Trust from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising directly or indirectly out of any action taken or omitted to be taken by an Indemnified Party as a result of the Indemnified Party’s refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). This indemnity shall be a continuing obligation of the Custodian, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.

10.03 Security. If the Custodian advances cash or Securities to a Fund for any purpose, either at the Trust’s request or as otherwise contemplated in this Agreement, or in the event that the Custodian or its nominee incurs, in connection with its performance under this Agreement, any claim, demand, loss, expense or liability (including reasonable attorneys’ fees) (except such as may arise from its or its nominee’s bad faith, negligence or willful misconduct), then, in any such event, any property at any time held for the account of such Fund shall be security therefor, and should such Fund fail promptly to repay or indemnify the Custodian, the Custodian shall be entitled to utilize available cash of such Fund and to dispose of other assets of such Fund to the extent necessary to obtain reimbursement or indemnification.

10.04 Miscellaneous.

(a) Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

(b) The indemnity provisions of this Article shall indefinitely survive the termination and/or assignment of this Agreement.

(c) In order that the indemnification provisions contained in this Article X shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Article X. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

Numbered Paragraph 6 of the Amended and Restated Distribution Agreement between the Registrant and Quasar Distributors, LLC provides that:

6. Indemnification

A. The Trust shall indemnify, defend and hold the Distributor, and each of its present or former members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating and defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fee incurred in connection therewith) which the Distributor, each of its present and former members, officers, employees or representatives or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as from time to time amended or supplemented, or in any annual or interim report to shareholders, or in any advertisement or sales literature, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or based upon the Trust’s failure to comply with this Agreement or applicable law; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the foregoing indemnitees shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertisement or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing and acknowledging the purpose of its use for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against the Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, unless the failure to give notice does not prejudice the Trust. Such notification shall be given by letter or by telegram addressed to the Trust’s President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 6(A).

B. The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by the Trust and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Trust or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Trust will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Trust’s indemnification agreement contained in Sections 6(A) and 6(B) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Distributor’s benefit, to the benefit of each of its present or former members, officers, employees, representatives or to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or directors in connection with the issue and sale of any of the Shares.

C. The Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigation or defending any alleged losses, claims, demands, liabilities, damages or expenses, and any reasonable counsel fee incurred in connection therewith) which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue or alleged untrue, statement of a material fact contained in the Trust’s Registration Statement or any Prospectus, as from time to time amended or supplemented, or arising out of or based upon Distributor’s failure to comply with this Agreement or applicable law, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omissions was made in reliance upon, and in conformity with, written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Distributor’s agreement to indemnify the Trust, and any of the foregoing indemnitees, is expressly conditioned upon the Distributor’s being notified of any action brought against the Trust, and any of the foregoing indemnitees, such notification to be given by letter or telegram addressed to the Distributor’s President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust or such person unless the failure to give notice does not prejudice the Distributor, but the failure so to notify the Distributor shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement contained in this Section 6(C).

D. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor’s indemnification agreement contained in Sections 6(C) and (D) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Trust’s benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its officers or directors in connection with the issue and sale of any of the Shares.

E. No person shall be obligated to provide indemnification under this Section 6 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of the NASD; provided, however, in such event indemnification shall be provided under this Section 6 to the maximum extent so permissible, by law or regulation.

Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Any other business, profession, vocation, or employment of a substantial nature in which Luther King Capital Management Corporation, the adviser to the Funds, or its directors, officers or partners is or has been engaged in during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-14458).

Item 32.	Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.

Advisors Series Trust	Jensen Portfolio, Inc.

Aegis Funds	Kirr Marbach Partners Funds, Inc.

Allied Asset Advisors Funds	LKCM Funds

Alpha Architect ETF Trust	LoCorr Investment Trust

Alpine Equity Trust	Lord Asset Management Trust

Alpine Income Trust	MainGate Trust

Alpine Series Trust	Managed Portfolio Series

Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.

Appleton Funds	Merger Fund

Barrett Opportunity Fund, Inc.	Monetta Trust

Bridge Builder Trust	Nicholas Family of Funds, Inc.

Bridges Investment Fund, Inc.	Oaktree Funds

Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.

Brown Advisory Funds	Perritt Funds, Inc.

Buffalo Funds	PRIMECAP Odyssey Funds

CG Funds Trust	Professionally Managed Portfolios

Compass EMP Funds Trust	Prospector Funds, Inc.

DoubleLine Funds Trust	Provident Mutual Funds, Inc.

ETF Series Solutions	Purisima Funds

Evermore Funds Trust	Rainier Investment Management Mutual Funds

FactorShares Trust	RBC Funds Trust

First American Funds, Inc.	Series Portfolio Trust

FundX Investment Trust	Stone Ridge Trust

Glenmede Fund, Inc.	Stone Ridge Trust II

Glenmede Portfolios	Stone Ridge Trust III

Greenspring Fund, Inc.	Thompson IM Funds, Inc.

Guinness Atkinson Funds	Trust for Professional Managers

Harding Loevner Funds, Inc.	Trust for Advised Portfolios

Hennessy Funds Trust	USA Mutuals

Horizon Funds	Wall Street Fund, Inc.

Hotchkis & Wiley Funds	Westchester Capital Funds

Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.

IronBridge Funds, Inc.	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant

James R. Schoenike(1)	President, Board Member	None

Andrew M. Strnad(2)	Vice President, Secretary	None

Joseph C. Neuberger(1)	Board Member	None

Robert Kern(1)	Board Member	None

Susan LaFond(1)	Vice President, Treasurer	None

Peter A. Hovel(1)	Chief Financial Officer	None

Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None

Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 (records relating to its function as investment adviser of the LKCM Funds)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian)

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as distributor)

Item 34.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and State of Texas on February 21, 2017.

By:	/s/ J. Luther King, Jr.
J. Luther King, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement of the Registrant as it relates to the LKCM Funds has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ J. Luther King, Jr. J. Luther King, Jr.	Trustee, President and Chief Executive Officer	February 21, 2017

H. Kirk Downey* H. Kirk Downey	Chairman and Trustee	February 21, 2017

Richard J. Howell* Richard J. Howell	Trustee	February 21, 2017

Larry J. Lockwood* Larry J. Lockwood	Trustee	February 21, 2017

Steven R. Purvis* Steven R. Purvis	Trustee and Vice President	February 21, 2017

Earle A. Shields, Jr.* Earle A. Shields, Jr.	Trustee	February 21, 2017

/s/ Jacob D. Smith Jacob D. Smith	Chief Financial Officer	February 21, 2017

*	/s/ Jacob D. Smith
Jacob D. Smith

Attorney-in-fact pursuant to the Power of Attorney previously filed and incorporated herein by reference.